NOMURA PACIFIC BASIN FUND, INC.

                              [GRAPHIC OMITTED]

                                                                   May 23, 2001

To Our Shareholders:

   We present the Annual Report of the Pacific Basin Portfolio (the "Fund"), a series company of Nomura Pacific Basin Fund, Inc. (the "Corporation"), for the fiscal year ended March 31, 2001.

   The Net Asset Value per Share ("NAV") of the Fund's share classes as of March 31, 2001 were Class A $10.70, Class B $10.60, and Class Z $10.72. The NAV of the Fund's Class A, B, and Z shares decreased by 37.4%, 37.8%, and 37.3%, respectively, for the year ended March 31, 2001, based on the change in NAV. The net assets of the Fund aggregated $9,195,331 as of March 31, 2001.

   The average annual total return of the Fund's Class Z shares for the five-year and ten-year periods ended March 31, 2001 and since inception (July 8, 1985) were (6.1)%, 0.0%, and 8.9%, respectively. Total return consists of changes in the NAV and the reinvestment of dividends and capital gains distributions. This performance information represents past performance, and investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Changes in currency rates have for certain periods influenced the Fund's past performance. Expense reimbursement is in effect, and without such reimbursement performance would have been lower. (Please refer to the Fund Highlights for additional performance data.)

   The United States dollar-based return of the Pacific Basin, as measured by the Morgan Stanley Capital International Index (the "MSCI") (an unmanaged index), decreased by 9.0% and 32.1% for the quarter and the year ended March 31, 2001, respectively. The Fund's Class A, B, and Z shares underperformed the MSCI Index by 3.8%, 3.9%, and 3.8% for the quarter and by 5.3%, 5.7%, and 5.2% for the year ended March 31, 2001. The underperformance was attributable to negative country allocation in Malaysia and Singapore reduced by positive stock selection in Japan's Export and High Technology sector and Australia's Financial sector.

   The foreign exchange rate of the Japanese yen ("Yen") at March 31, 2001 was
125.5 Yen to one U.S. dollar. The Yen depreciated by 9.8% and by 22.3% against the U.S. dollar for the quarter and the year ended March 31, 2001, respectively, and played a negative role for the U.S. dollar denominated total return of the Fund.

The Portfolio

   The Fund's value declined by approximately 37% during the year ended March 31, 2001. The decline was deeper than the MSCI Index's 32.1% decrease. The under-performance against the MSCI Index is attributable to stock and sector selection in a variety of countries that include Japan, Australia, Singapore, Korea and China. In these countries, high exposure to the Technology, Media and Telecommunications ("TMT") sectors affected the performance negatively, as these sectors sank deeper into an earnings recession. Country allocation also played a part in this under-performance. Lower allocation to Japan than the MSCI Index proved to be detrimental to the performance as Japan performed better than Australia, Hong Kong and Singapore. A large overweight position in Singapore was especially detrimental as this usually stable market plunged amid deterioration of the regions economic fundamentals.

The Stock Market

   Pacific Basin equity markets endured another period of extreme volatility during the quarter ending March 31, 2001. The new year began with a U.S. interest rate reduction on January 3, 2001. The surprise 50 basis point easing appeared to confirm the Federal Reserve's concerns that the risk in the U.S. economy had already shifted from overheating and inflation to weak demand. The January 3 move was believed to be the first of a series of interest rate cuts, and was followed by two more 50 basis point reductions by the end of the quarter. Wall Street and the stock markets around the world were energized by the first cut in January and share prices rose almost unanimously. However, the worldwide rally proved to be short-lived. Soon, earnings concerns again took precedence on Wall Street and the U.S. stock markets sank deeper into the quagmire of earnings woe. Many of the Pacific Basin markets were hit hard by developments on Wall Street, as the MSCI Index's 9.0% decline suggests.

   At the same time the U.S. economy was displaying signs of a slowdown, the Japanese economy was facing strong deflationary pressure. The Japanese banking system once again appeared to be suffering from the weight of non-performing loans. Amid deteriorating fundamentals, Japan's politics descended into chaos as the unpopular Prime Minister Mori's tenure effectively came to an end. Against this background, the Yen entered a renewed downward trend against the U.S. dollar ("Dollar"). The Dollar enjoyed a solo rise against the world's major currencies, as the Euro dipped below 0.90 to the Dollar despite the continental European economies' relative stability. The Australian dollar sank below 0.50 against its U.S. counterpart for the first time ever. Late in the quarter, the Yen's fall was accelerated by the Bank of Japan's ("BOJ") unexpected decision to undertake a "quantitative easing" policy that effectively meant the BOJ would continue easing monetary conditions as long as deflationary pressure persisted.

   The Yen's weakness is tantamount to exporting its deflationary pressure to other Asian economies, which were still struggling to recover from the devastating aftermath of the Asian crisis in 1997-98. In contrast to that period, however, most Asian currencies are no longer pegged to the U.S. dollar. Therefore, a number of countries let their currencies slide along with the Yen. In addition to the Yen's weakness, slowing growth in the region has inflicted damage on its currencies. Late in the quarter, the Singapore dollar weakened materially despite the country's status as the safe haven of Southeast Asia. Singapore's very location seems to have worked against the country, with structural problems throughout the region, and the potential disintegration of neighboring Indonesia. Singapore, down 18.6%, turned out to be the unlikely worst performer in the region this quarter.

   The Asian emerging markets suffered considerably less damage than the more established ones. Thailand rose 4.7% while the Philippine's decline was limited to just 1.3%. Both stock markets were underpinned by improved political conditions that gave a big boost to market sentiment.

   Despite Japan's mounting problems, the Tokyo stock market staged a comeback late in the quarter, inspired by the BOJ's decision on quantitative easing.
The late March rebound limited the Tokyo stock market's fall amid a weakening Yen. It is worth noting that the rally was led by technology companies, and not by the battered banks. This might be the first attempt by any market to discount a stabilization of the U.S. economy sometime in the future. Two other technology-heavy markets (Taiwan and South Korea) did surprisingly well. Elsewhere, both Australia and Hong Kong suffered double-digit declines. While a considerable part of the Australian market's decline was explained by the effect of currency depreciation, Hong Kong was brought down by share price declines.

Japan

   Along with global market weakness, domestic factors drove Japanese stock prices. Disposal of cross shareholdings severely distorted the supply and demand balance, exacerbating the slide and raising fears of a new financial crisis as banks saw the value of their equity holdings slump. Signs of economic retrenchment and growing disillusion with the policy inertia from the ruling Liberal Democratic Party ("LDP") compounded the depressed sentiment.

   However, announcements of more decisive policy measures in March helped to generate a rebound. The BOJ effectively returned to a zero interest rate policy on March 19, when it enacted a form of quantitative easing combined with an implicit inflation target that will remain in place at least until the consumer price index has stabilized. The government announced a plan to establish an entity to purchase cross-shareholdings from the banking sector, while Prime Minister Mori's assurances about accelerating the disposal of banks' bad debts were thought to be an attempt to gain U.S. acquiescence to further weakening of the Yen.

   Cyclical sectors, such as oil and basic materials, outperformed during the first quarter, but this trend disguised the degree of volatility and return reversal seen during the period, especially in the technology-related sectors.

   Success in forming some entity to absorb cross-shareholdings would ease the balance sheet problems that stem from the banks' huge equity exposures relative to their capital. Although this could correct the under-valuation of the Tokyo stock market, fundamentals, especially corporate earnings, remain vulnerable. However, following the technology sector's prolonged slide, most of the negative factors have now been discounted and we are preparing to buy technology stocks on further weakness.

Australia

   The Australian stock market declined 5.4% during March and 1.8% during the quarter in local currency terms. Resources outperformed Industrials over both periods, helped by solid earnings results, expectations for strong bulk commodity prices and continuing sector consolidation. Nevertheless the general reporting season was largely in line with expectations although industrials earnings are still being revised lower. The Reserve Bank of Australia ("RBA") moved as expected to lower interest rates twice during the quarter to 5.5%.

   While the risk premium between the U.S. and Australia 10-year bond remained steady at around 30 basis points, a number of factors will weigh on it. Political risk is rising as the ruling federal government faces possible electoral defeat in scheduled polls later this year. The government's weak standing in the polls has negative implications for the fiscal outlook. The market will focus on the upcoming May budget and the extent of the erosion of Australia's fiscal position. Fiscal loosening and the weak currency are important factors for the RBA to consider amid expectations of further reductions in interest rates. The Australian dollar touched record lows during the quarter, closing at U.S. $0.4856, amid reports of RBA intervention.

   Bonds continue to provide support for the market at current levels. While valuations look attractive, focus will remain on downward earnings revisions. Market outperformance from current levels is not expected without support from earnings. Focus will also turn increasingly to the political arena. For the first time in a number of elections the policy leanings of both major parties appear disparate. While the government continues to trail in the polls, some policy shifts cannot be ruled out. The risk for the stock market is that certain sectors such as Banks appear more susceptible to regulatory and political risk as the election approaches. The stock market remains a captive of the U.S. Federal Reserve policy cycle.

Hong Kong

   The Hang Seng Index declined more than 15%, in local terms during the first quarter, in sympathy with other leading bourses. Concerns about global growth have clouded the economic and earnings outlook for Hong Kong listed blue chips. Compounding the woes were corporate results for calendar year 2000, which were below expectations for bellwethers, such as HSBC Holdings, Hang Seng Bank, Sun Hung Kai Properties, Ltd., Cheung Kong Holdings, Ltd., Hutchison Whampoa Ltd., and PCCW. Despite interest rate reductions totaling 150 basis points since the beginning of the year, the Financial sector was the hardest hit. In contrast, the Utility sector lived up to its defensive image. Property stocks were comparatively resilient, thanks to lower mortgage rates and the government's accommodative land and housing policy, which inspired robust turnover. Telecommunication stocks declined due to the extended slump in Europe. Stock valuations overall softened with the price/earnings multiple of the Hang Seng Index falling to below 17 times.

   Economic statistics indicate some macroeconomic setbacks. Fourth quarter real gross domestic product ("GDP") registered 6.8% growth, January retail growth was a modest 1.1% and deflationary pressure worsened. However, international trade remained active.

   External events will overshadow the Hong Kong stock market. Despite aggressive monetary loosening in the U.S., the much anticipated liquidity influx so far remains absent. The view that weakening global demand will leave export-reliant Asia in growth retrenchment has curtailed portfolio inflows to the region. Hong Kong, favored by foreign investors for its sensitivity to declining interest rates and its superior access to mainland China, is perceived as a safe haven and has been overweighted by international funds. But this market is susceptible to unexpected changes. For instance, sentiment may change rapidly should the depth and duration of the U.S. economic downturn become questionable. Controversies fueled by conflicting economic data in the coming weeks over the shape of the eventual recovery could amplify share price volatility.

Singapore

   The Straits Times Index lost 13.1%, in local currency terms, during the first quarter. After a sharp technical rally in January, the stock market's gains were almost entirely eroded by heavy selling in March. Weak external demand led to numerous earnings downgrades.

   Technology stocks led the decline as orders decreased and plant utilization rates fell to between 50% and 60%. One major foundry, Chartered Electronic, issued two profit warnings, in line with its peers in the sector. Creative announced the closure of its U.S. plant and staff reductions, citing unprecedented conditions, while all firms reported very poor earnings visibility.

   Corporate results brought no positive surprises. Banks' results generally indicated anemic lending conditions, higher cost/income ratios from new hiring, higher fee-based income, write-backs, and lower provisions. This absence of growth impetus caused the market to downgrade the earnings of the whole Banking sector.

   Singapore's safe haven status did not help. Blue chip shares suffered large declines during March and property stocks suffered amid poor demand for new units and oversupply conditions. Attempts to raise funds in such an environment invariably met with negative responses. The stock market also responded negatively to SingTel's takeover bid for Optus.

   Market indices are now settling into a new trading range with direction almost entirely dictated by external conditions. The government had guided GDP growth expectation to the low end of its earlier 5% to 7% forecast, with the outlook for the second quarter in the 3.4% to 5% range, suggesting a possible contraction in electronics exports. Continued political and economic uncertainties in Malaysia and Indonesia could continue to overshadow the local currency as well.

South Korea

   While aggressive foreign buying pushed the Korea Composite Stock Price Index ("KOSPI") more than 20% higher in January, this trend subsequently cooled leaving the index range bound between 580 to 620 before the March sell-off. The latest U.S. rate reductions failed to boost the South Korean stock market as the two previous ones had done since concern over the global economy and a weak Korean won ("Won") have damaged investor sentiment. Nevertheless the KOSPI remained in positive territory during the first quarter, closing at 523.2, a 3.7% gain. The Korea Security Dealers Association Quotation Index ("KOSDAQ") finished at 68.4, rising 30.1% for the same period.

   Fourth quarter GDP fell 0.4% quarter over quarter amid cuts in production and capital expenditure (calendar year 2000 GDP: 8.8%), while the unemployment rate climbed to 5% in February. Nevertheless, recent business and consumer sentiment surveys indicate a possible recovery from second quarter 2001, while industrial production and shipments both increased month-on-month, indicating that the worst of the downturn could be over.

    The Hyundai Group's financial problems, the death of its pro-engagement founder, and the Bush administration's harder line on North Korea could slow the momentum behind South Korea's "sunshine policy". A planned visit by North Korea's leader, Kim Jong-il, may therefore be postponed indefinitely.

    Deteriorating economic conditions in the U.S. and in Japan suggest that South Korea's stock market volatility will remain high. Arguments in favor of South Korean investment include potential liquidity flows, resulting from falling domestic interest rates; sensitivity to a global economic recovery; and relatively cheap valuations. However, persistent negatives include potential bankruptcies due to the global downturn and the domestic credit crunch; a weaker Yen; and a delay in the U.S. economic recovery. We expect the KOSPI to trade between 450 and 700 until signs of a turn in the economic cycle emerge.

Investment Strategy

    The Fund will remain underweight in the Japanese stock market, as short-term stock prices have discounted most of the improvement in the earnings, while the Fund believes downside risk is limited by expectations of ample liquidity.

   The principal strategies within the Japanese stock portfolio are to maintain the overweight position in Technology stocks while remaining under-weight in Financials. The Fund will remain overweight in Technology stocks, as many of these Japanese companies are competitive in global markets, while many stocks in this sector are not particularly expensive from a valuation perspective. They will benefit further from the rapid diffusion of personal computers, mobile communications, and other new technologies. Bank valuations are no longer demanding, but the liquidation of cross share-holdings could undermine the sector's performance over the coming months.

    The Fund will keep its over-exposure to the South Korean stock market and intends to gradually enter into the Taiwan stock market.

    The Fund will remain overweight in Singapore, in view of the market's attractive relative valuation.

    The Fund will keep an underweight position in Hong Kong, due to demanding valuations.

   We appreciate your continuing support of your Fund.

                                   Sincerely,


                                   Nobuo Katayama
                                   President


                       SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 680-1836 for information concerning their accounts.

   The Board of Directors and officers of the Nomura Pacific Basin Fund, Inc. take this opportunity to express their appreciation to Mr. Nobuo Katayama, who will resign his positions as Director, President and Portfolio Manager of the Fund effective June 15, 2001, in connection with his reassignment from President of Nomura Asset Management U.S.A. Inc., the Fund's manager ("Manager"), to new duties at Nomura Asset Management Co., Ltd. ("NAM"), the Fund's investment advisor and the parent company of the Manager. Mr Katayama has served as President of the Manager and as Director, President and Portfolio Manager of the Fund since 1999.

   The Board of Directors has elected Mr. Kazuhiko Hama to serve as the President of the Fund and a member of its Board of Directors. Mr. Hama, who will succeed Mr. Katayama as President of the Manager, will also act as Portfolio Manager of the Fund, effective June 15, 2001 or such other date on which the Board of Directors accepts the resignation of Mr. Nobuo Katayama. Mr Hama was a director of NAM (formerly The Nomura Securities Investment Trust Management Co., Ltd.) from 1996 to 1998, Senior Officer of NAM from 1999 to 2000, and Management Executive of NAM from 2000 to the present.

   NAM provides investment recommendations to the Manager regarding the Fund's portfolio. As Portfolio Manager for the Fund and President of the Manager, Mr. Hama will be primarily responsible for the day-to-day portfolio management of the Fund.

                               INTERNET WEBSITE

NAM-U.S.A. has established an Internet website which highlights it's history, its investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura-asset.com. We invite you to view the Internet website.


                        NOMURA PACIFIC BASIN FUND, INC.
                            PACIFIC BASIN PORTFOLIO
                        FUND HIGHLIGHTS-MARCH 31, 2001
                                  (Unaudited)

KEY STATISTICS
 Net Assets....................................................     $9,195,331
 Net Asset Value per Share Class A.............................         $10.70
                           Class B.............................         $10.60
                           Class Z.............................         $10.72

PERFORMANCE COMPARISON CHART AND TABLE
    Average Annual Total Return:*                              Class A     Class B     Class C
        Year Ended 3/31/01.................................    (37.4%)     (37.8%)     (37.3%)
        Five Years Ended 3/31/01...........................      N/A         N/A        (6.1%)
        Ten Years Ended 3/31/01............................      N/A         N/A         0.0%
        Since Inception (8/2/99 to 3/31/01)................    (23.3%)     (24.0%)       N/A
        Since Inception (7/8/85 to 3/31/01)................      N/A         N/A         8.9%
    Cumulative Total Return:*
        Five Years Ended 3/31/01...........................      N/A         N/A       (27.0%)
        Ten Years Ended 3/31/01............................      N/A         N/A        18.8%
        Since Inception (8/2/99 to 3/31/01)................    (23.3%)     (24.0%)       N/A
        Since Inception (7/8/85 to 3/31/01)................      N/A         N/A       290.0%

*Performance data quoted above represents past performance, and the investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Changes in currency rates have influenced the Fund's performance for certain of the specified periods. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.

 This chart is intended to compare the performance results of a hypothetical $10,000 investment in Pacific Basin Portfolio Class Z shares since the Fund's inception on July 8, 1985 to a $10,000 investment made in the Morgan Stanley Capital International Pacific Basin Index ("MSCI Pacific Basin Index") for the same period. The performance of the MSCI Pacific Basin Index does not reflect brokerage commissions and other expenses that would be incurred to acquire and manage a comparable portfolio of securities.

History of $10,000 Investment in Class Z Shares Assuming Reinvestment of Capital
     Gain and Income Distributions Versus the MSCI Pacific Basin Index.


                               [GRAPHIC OMITTED]


     Nomura Pacific Basin Fund, Inc.             MSCI Pacific Basin Index

Performance data represents past performance and assumes that all dividends and distributions are invested in additional shares. Past performance is not predictive of future performance. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.

The MSCI Pacific Basin Index is an arithmetical average weighted by market value of the performance of some 404 securities listed on the principal stock exchanges of Australia, Hong Kong, Japan, New Zealand and Singapore. The combined market capitalization represents about 60% of the average market value of the stock exchanges of the above five countries. The performance data of the Index included dividends reinvested.


This chart is intended to compare the performance results of a hypothetical $10,000 investment in Pacific Basin Portfolio Class A shares since the Class's inception on August 2, 1999 to a $10 000 investment made in the Morgan Stanley Capital International Pacific Basin Index ("MSCI Pacific Basin Index's for the same period. The Performance of the MSCI Pacific Basin Index does not reflect brokerage commissions and other expenses that would be incurred to acquire and manage a comparable portfolio of securities.

History of $10,000 Investment in Class A Shares Assuming Reinvestment of Capital
     Gain and Income Distributions Versus the MSCI Pacific Basin Index.


                              [GRAPHIC OMITTED]


Nomura Pacific Basin Fund, Inc. Class A                MSCI Pacific Basin Index


Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

Performance data represents past performance and assumes that all dividends and distributions are invested in additional shares. Past performance is not predictive of future performance. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.

The MSCI Pacific Basin Index is an arithmetical average weighted by market value of the performance of some 404 securities listed on the principal stock exchanges of Australia, Hong Kong, Japan, New Zealand and Singapore. The combined market capitalization represents about 60% of the average market value of the stock exchanges of the above five countries. The performance data of the Index included dividends reinvested.

This chart is intended to compare the performance results of a hypothetical $10,000 investment in Pacific Basin Portfolio Class B shares since the Class's inception on August 2, 1999 to a $10,000 investment made in the Morgan Stanley Capital International Pacific Basin Index ("MSCI Pacific Basin Index") for the same period. The performance of the MSCI Pacific Basin Index does not reflect brokerage commissions and other expenses that would be incurred to acquire and manage a comparable portfolio of securities.


History of $10,000 Investment in Class B Shares Assuming Reinvestment of Capital
     Gain and Income Distributions Versus the MSCI Pacific Basin Index.


                              [GRAPHIC OMITTED]


Nomura Pacific Basin Fund, Inc. Class B                MSCI Pacific Basin Index


Performance data represents past performance and assumes that all dividends and distributions are invested in additional shares. Past performance is not predictive of future performance. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.

The MSCI Pacific Basin Index is an arithmetical average weighted by market value of the performance of some 404 securities listed on the principal stock exchanges of Australia, Hong Kong, Japan, New Zealand and Singapore. The combined market capitalization represents about 60% of the average market value of the stock exchanges of the above five countries. The performance data of the Index included dividends reinvested.


                        NOMURA PACIFIC BASIN FUND, INC.
                            PACIFIC BASIN PORTFOLIO
                          FUND HIGHLIGHTS-(Continued)
                                MARCH 31, 2001
                                  (Unaudited)

GEOGRAPHICAL ALLOCATION:

                                                   % of Net Assets
                                                   ---------------
                                                       Cash and                     % of
                                       Equities    Cash Eguivalents    Total     MSCI Index+
Japan ............................       45.1            2.3            47.4         79.9
Australia ........................       14.5            0.1            14.6          9.2
China ............................        1.0                            1.0           -
Hong Kong ........................       12.0             -             12.0          7.4
India.............................        2.0                            2.0
New Zealand ......................         -              -               -           0.4
Singapore.........................        7.9             -              7.9          3.1
South Korea ......................        6.4            0.1             6.5           -
United States ....................        0.9            5.4             6.3           -
Total Investments ................       89.8            7.9            97.7        100.0
Other Assets Less Liabilities, Net                                       2.3           -

   Total..........................                                     100.0        100.0
__________
+  Source: Morgan Stanley Capital International Pacific Basin Index (an unmanaged index).

INDUSTRY DIVERSIFICATION
                                                     % of
                                                 Net Assets
                                                 ----------
Japanese Securities
    Chemicals and Pharmaceuticals............        9.1
    Retail...................................        6.1
    Electrical Machinery.....................        5.0
    Precision Machinery......................        4.3
    Electrical and Electronics...............        3.7
    Consumer Electronics and Parts...........        3.6
    Construction.............................        3.3
    Financials...............................        3.3
    Banking and Insurance....................        2.2
    Motor Vehicles...........................        2.2
    Information and Software.................        1.2
    Cement...................................        1.1

Australian Securities
    Miscellaneous Manufacturing..............        3.2
    Banking..................................        3.0
    Publishing and Printing..................        1.7
    Non-Ferrous Metals.......................        1.5
    Retail...................................        1.3
    Real Estate and Warehouse................        1.3
    Information and Software.................        0.9
    Chemicals and Pharmaceuticals............        0.8
    Transportation...........................        0.8

Chinese Securities
    Telecommunications.......................        1.0

Hong Kong Securities
    Real Estate..............................        4.4
    Conglomerate.............................        3.8
    Utilities................................        1.8
    Banking..................................        1.3
    Telecommunications.......................        0.7

Indian Securities
    Financials...............................        1.3
    Software.................................        0.7

Singapore Securities
    Banking..................................        4.2
    Miscellaneous Manufacturing..............        2.8
    Airlines.................................        0.9

South Korean Securities
    Banks....................................        2.2
    Telecommunications.......................        1.9
    Electronics..............................        1.4
    Utilities................................        0.9

United States Securities
    Telecommunications.......................        0.9


                        NOMURA PACIFIC BASIN FUND, INC.
                            PACIFIC BASIN PORTFOLIO
                          FUND HIGHLIGHTS-(Continued)
                                MARCH 31, 2001

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

                                                      Market          % of
Security                                              Value        Net Assets
--------                                              ------       ----------
 Canon,Inc....................................       $398,741          4.3
 Sony Corp....................................        326,163          3.6
 Daiwa Securities Co., Ltd....................        302,613          3.3
 JGC Corp.....................................        301,147          3.3
 Hutchison Whampoa, Ltd.......................        288,219          3.1
 DBS Group Holdings, Ltd......................        243,710          2.7
 Takeda Chemical Industries, Ltd..............        240,997          2.6
 Otsuka Kagu Ltd..............................        209,130          2.3
 Toyota Motor Corp............................        207,935          2.2
 Kookmin Bank.................................        204,358          2.2


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Nomura Pacific Basin Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Basin Portfolio (a series company of the Nomura Pacific Basin Fund, Inc.) (the "Fund") at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 7, 2001


                                                           NOMURA PACIFIC BASIN FUND, INC.
                                                               PACIFIC BASIN PORTFOLIO
                                                              SCHEDULE OF INVESTMENTS*
                                                                   MARCH 31, 2001

                                                                                                                      % of
                                                                                                      Market           Net
                                                                          Shares        Cost          Value          Assets
                                                                          ------        ----          ------         ------
JAPANESE EQUITY SECURITIES

Banking and Insurance
The Bank of Tokyo-Mitsubishi, Ltd....................................         450     $  6,915       $  4,022          0.0
   Commercial bank
The Tokio Marine & Fire Insurance Co., Ltd...........................      20,000      213,639        199,649          2.2
   Non-life insurance
Total Banking and Insurance..........................................                  220,554        203,671          2.2

Cement
Sumitomo Osaka Cement Co., Ltd.......................................      40,000      234,982        104,844          1.1
   Cement

Chemicals and Pharmaceuticals
Chugai Pharmaceutical Co., Ltd.......................................      10,000      183,707        151,530          1.7
   Pharmaceuticals
Fujisawa Pharmaceutical Co., Ltd.....................................       5,000      154,865        105,959          1.2
   Pharmaceutical and chemical products
Mitsubishi Chemical Corporation......................................      40,000      140,539        108,349          1.2
   Carbochemicals and petrochemicals
Santen Pharmaceutical Co., Ltd.......................................       8,000      176,650        141,491          1.5
   Ophthalmic medicine
Taisho Pharmaceutical Co., Ltd.......................................       4,000      138,657         85,245          0.9
   Over-the-counter drugs
 Takeda Chemical Industries, Ltd.....................................       5,000      159,843        240,997          2.6
 Pharmaceuticals
Total Chemicals and Pharmaceuticals..................................                  954,261        833,571          9.1

Construction
JGC Corp.............................................................      40,000      172,526        301,147          3.3
   Plant engineering

Consumer Electronics and Parts
Sony Corp............................................................       4,600      160,575        326,163          3.6
   Consumer electronics

Electrical and Electronics
Nippon Electric Glass Co., Ltd.......................................       8,000      183,487        122,371          1.3
   Glass related products for electric and electronic industries
Sumitomo Electric Industries, Ltd....................................      10,000      182,603        115,121          1.3
   Electric wire and cables
The Furukawa Electric Co., Ltd.......................................      10,000      124,728        103,569          1.1
   Wires, cables, and light metals
Total Electrical and Electronics.....................................                  490,818        341,061          3.7

     See notes to financial statements.


                                                           NOMURA PACIFIC BASIN FUND, INC.
                                                               PACIFIC BASIN PORTFOLIO
                                                        SCHEDULE OF INVESTMENTS*-(Continued)
                                                                   MARCH 31, 2001

                                                                                                                     % of
                                                                                                      Market          Net
                                                                           Shares      Cost           Value          Assets
                                                                           ------      ----           ------         ------
Electrical Machinery
Fujitsu Ltd..........................................................      14,000   $  215,178     $  186,265          2.0
   Computers
Omron Corp...........................................................       9,000      262,896        151,649          1.7
   Control systems
Tokyo Electron, Ltd..................................................       1,800      112,961        118,738          1.3
   Electric wires and cables
Total Electrical Machinery...........................................                  591,035        456,652          5.0

Financials
Daiwa Securities Co., Ltd............................................      32,000      484,078        302,613          3.3
   Investment securities

Information and Software
Itochu Techno-Science Corp...........................................       1,200      331,064        111,855          1.2
   Computer network systems and softwares

Motor Vehicles
Toyota Motor Corp....................................................       6,000      179,201        207,935          2.2
   Automobiles

Precision Machinery
 Canon,Inc...........................................................      11,000      492,812        398,741          4.3
 Visual image and information equipment

Retail
Ito-Yokado Co., Ltd..................................................       4,000      206,608        193,754          2.1
   Supermarkets
Otsuka Kagu, Ltd.....................................................       3,000      251,514        209,130          2.3
   Furniture
Saizeriya Co., Ltd...................................................       3,900      279,401        153,800          1.7
   Italian restaurant chain
Total Retail.........................................................                  737,523        556,684          6.1

TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES......................                5,049,429      4,144,937         45.1

AUSTRALIAN EQUITY SECURITIES

Banking
Commonwealth Bank of Australia.......................................      10,000      163,792        139,668          1.5
   Banking, life-insurance and related services

     See notes to financial statements.


                                                           NOMURA PACIFIC BASIN FUND, INC.
                                                               PACIFIC BASIN PORTFOLIO
                                                        SCHEDULE OF INVESTMENTS*-(Continued)
                                                                   MARCH 31, 2001

                                                                                                                     % of
                                                                                                      Market          Net
                                                                          Shares        Cost          Value          Assets
                                                                          ------        ----          ------         ------
National Australia Bank, Ltd.........................................      10,000    $ 138,023      $ 139,668          1.5
   Commercial bank
Total Banking........................................................                  301,815        279,336          3.0

Chemicals and Pharmaceuticals
CSL Limited..........................................................       4,000       76,430         69,932          0.8
   Human and veterinary pharmaceutical and diagnostic products

Information and Software
Computershare, Ltd...................................................      25,000      100,268         85,095          0.9
   Computer bureaus

Miscellaneous Manufacturing
Aristocrat Leisure Limited...........................................      30,000      105,276         99,623          1.1
   Gaming machines
Cochlear, Ltd........................................................       6,000       97,931        103,787          1.1
   Cochlear hearing implant systems
Tabcorp Holdings, Ltd................................................      20,000      123,862         90,481          1.0
   Wagering and gaming service
Total Miscellaneous Manufacturing....................................                  327,069        293,891          3.2

Non-Ferrous Metals
The Broken Hill Proprietary Co., Ltd.................................      14,215      148,569        136,061          1.5
   Minerals exploration and production

Publishing and Printing
The News Corporation, Ltd............................................      20,000      179,959        151,681          1.7
   International media

Real Estate and Warehouse
Westfield Holdings Limited...........................................      20,000      148,384        123,553          1.3
   Real estate operator/developer

Retail
Woolworths Ltd.......................................................      30,000      125,009        121,599          1.3
   Supermarkets and discount stores

Transportation
Brambles Industries, Ltd.............................................       3,500       72,971         74,967          0.8
   Railroad car rentals

TOTAL INVESTMENTS IN AUSTRALIAN EQUITY SECURITIES....................                1,480,474      1,336,115         14.5

     See notes to financial statements.


                                                           NOMURA PACIFIC BASIN FUND, INC.
                                                               PACIFIC BASIN PORTFOLIO
                                                        SCHEDULE OF INVESTMENTS*-(Continued)
                                                                   MARCH 31, 2001

                                                                                                                      % of
                                                                                                     Market            Net
                                                                           Shares      Cost          Value           Assets
                                                                           ------      ----          ------          ------
CHINESE EQUITY SECURITIES

Telecommunications
China Mobile Ltd. Hong Kong+.........................................      20,000    $ 151,260     $   88,461          1.0
   Cellular telecommunications
TOTAL INVESTMENTS IN CHINESE EQUITY SECURITIES.......................                  151,260         88,461          1.0

HONG KONG EQUITY SECURITIES

Banking
Hong Kong & Shanghai Banking Corp....................................      10,200       52,010        119,980          1.3
   International bank

Conglomerate
Hutchison Whampoa, Ltd...............................................      27,500      175,165        288,219          3.1
   Property and shipping related services
Johnson Elec Holdings Limited........................................      40,000       25,207         63,333          0.7
   Electronic components
Total Conglomerate                                                                     200,372        351,552          3.8

Real Estate
Cheung Kong Holdings, Ltd............................................      13,000      126,111        136,249          1.5
   Property development
New World Development Co., Ltd.......................................     100,000      122,895        128,845          1.4
   Property development
Sun Hung Kai Properties, Ltd.........................................      15,000      141,622        142,788          1.5
   Property development
 Total Real Estate...................................................                  390,628        470,882          4.4

Telecommunications
China Unicorn, Ltd.+.................................................      60,000      153,483         64,615          0.7
   Telecommunication services

Utilities
CLP Holdings, Ltd....................................................      30,000      146,563        158,845          1.8
   Generates and supplies electricity

TOTAL INVESTMENTS IN HONG KONG EQUITY SECURITIES.....................                  943,056      1,102,874         12.0

INDIAN EQUITY SECURITIES

Financials
ICICI Limited ADR....................................................      10,000      117,756        117,500          1.3
   Diversified financial services

     See notes to financial statements.


                                                         NOMURA PACIFIC BASIN FUND, INC.
                                                               PACIFIC BASIN PORTFOLIO
                                                       SCHEDULE OF INVESTMENTS*-(Continued)
                                                                   MARCH 31, 2001

                                                                                                                      % of
                                                                                                     Market            Net
                                                                           Shares       Cost         Value           Assets
                                                                           ------       ----         ------          ------
Software
Infosys Technologies Limited ADR.....................................       1,000    $ 125,875      $  65,500          0.7
   Consulting and software
TOTAL INVESTMENTS IN INDIAN EQUITY SECURITIES........................                  243,631        183,000          2.0

SINGAPORE EQUITY SECURITIES

Airlines
Singapore Airlines...................................................      12,000      112,629         90,441          0.9
   International airline

Banking
DBS Group Holdings, Ltd..............................................      26,980      243,806        243,710          2.7
   International bank
United Overseas Bank Limited.........................................      20,000      151,980        140,759          1.5
   Commercial bank
Total Banking........................................................                  395,786        384,469          4.2

Miscellaneous Manufacturing
Flextronics International, Ltd.+.....................................      10,000      376,750        150,000          1.6
   Electronic equipment
Venture Manufacturing (Singapore), Ltd...............................      15,000      182,700        105,569          1.2
   Contract manufacturing for electronics companies
Total Miscellaneous Manufacturing....................................                  559,450        255,569          2.8

TOTAL INVESTMENTS IN SINGAPORE EQUITY SECURITIES.....................                1,067,865        730,479          7.9

SOUTH KOREAN EQUITY SECURITIES

Banking
Kookmin Bank.........................................................      20,000      222,029        204,358          2.2
   Commercial bank

Electronics
Samsung Electronics Co., Ltd.........................................         800      158,923        125,019          1.4
   Consumer electronics, computers and telecommunications

Telecommunications
Korea Telecom Corporation ADR........................................       4,000      148,365         92,880          1.0
   Telecommunications
SK Telecom Co., Ltd..................................................         600      217,637         82,494          0.9
   Mobile telecommunications
Total Telecommunications.............................................                  366,002        175,374          1.9

     See notes to financial statements.


                                                                   NOMURA PACIFIC BASIN FUND, INC.
                                                                         PACIFIC BASIN PORTFOLIO
                                                                SCHEDULE OF INVESTMENTS- -(Continued)
                                                                             MARCH 31, 2001

                                                                                                                      % of
                                                                                                    Market             Net
                                                                           Shares       Cost        Value            Assets
                                                                           ------       ----        ------           ------
Utilities
Korea Electic Power Corp ADR.........................................      10,000    $ 107,580    $    81,300          0.9
   Power supplier
TOTAL INVESTMENTS IN SOUTH KOREAN
   EQUITY SECURITIES.................................................                  854,534        586,051          6.4

UNITED STATES EQUITY SECURITIES

Telecommunications
UTStarcom, Inc.+.....................................................       5,000      118,907         83,125          0.9
   Mobile telecommunications
TOTAL INVESTMENTS IN UNITED STATES
   EQUITY SECURITIES.................................................                  118,907         83,125          0.9

TOTAL INVESTMENTS IN EQUITY SECURITIES...............................              $ 9,909,156    $ 8,255,042         89.8

     See notes to financial statements.


                                                              NOMURA PACIFIC BASIN FUND, INC.
                                                                    PACIFIC BASIN PORTFOLIO
                                                           SCHEDULE OF INVESTMENTS*-(Continued)
                                                                        MARCH 31, 2000

                                                                                                                      % of
                                                                      Principal                       Market           Net
                                                                       Amount          Cost           Value          Assets
                                                                      ---------        ----           ------         ------
INVESTMENTS IN FOREIGN CURRENCIES

Australian Dollar
Westpac Banking Corporation, Sydney non-interest
   bearing call account........................................        AUD 16,081   $    7,898    $     7,853         0.1

Japanese Yen
The Fuji Bank Limited Tokyo non-interest
   bearing call account........................................    JPY 27,351,269      223,137        217,904         2.3

South Korean Won
Hong Kong and Shanghai Bank, Ltd. non-interest
   bearing call account........................................     KRW 8,350,000        6,445          6,273         0.1
TOTAL INVESTMENTS IN FOREIGN CURRENCIES........................                        237,480        232,030         2.5

INVESTMENTS IN SHORT-TERM SECURITIES
State Street Bank and Trust Company, interest bearing
    call account 4.75%, due 04/2/01............................        $  493,783      493,783        493,783         5.4
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES.....................                        493,783        493,783         5.4
TOTAL INVESTMENTS..............................................                     10,640,419      8,980,855        97.7
OTHER ASSETS LESS LIABILITIES, NET.............................                        188,974        214,476         2.3
NET ASSETS.....................................................                     10,829,393    $ 9,195,331       100.0


 *The description following each investment is unaudited and not covered by the Report of Independent Accountants. + Non-income producing security. ADR - American Depositary Receipt.


FORWARD FOREIGN CURRENCY CONTRACTS
----------------------------------
                                                                 Cost             Delivery       Maturity        Unrealized
                                                           (Local Currency)        Value           Date         Appreciation
                                                            --------------        --------       --------       ------------
U.S. Dollars-Long Contract............................      Yen 56,494,800       $ 480,000        6/5/01          $25,896


              Portfolio securities and foreign currency holdings
                were translated at the following exchange rates
                             as of March 31, 2001.

Australian Dollar                        AUD.                  2.04771 = $1.00
Hong Kong Dollar                         HKD.                  7.80005 = $1.00
Japanese Yen                             JPY.                  125.520 = $1.00
Singapore Dollar                         SGD.                   1.8045 = $1.00
South Korean Won                         KRW.                 1,331.00 = $1.00
Indian Rupee                             INR.                    46.71 = $1.00

                      See notes to financial statements.


                                      NOMURA PACIFIC BASIN FUND. INC.
                                          PACIFIC BASIN PORTFOLIO
                                     STATEMENT OF ASSETS AND LIABILITIES
                                               MARCH 31, 2001

ASSETS:
     Investments in securities, at market value (cost-$9,909,156).............       $ 8,255,042
     Investments in short-term securities, at market value (cost-$493,783)....           493,783
     Investments in foreign currency, at market value (cost-$237,480).........           232,030
     Receivable for investments sold..........................................           281,222
     Receivable for capital stock shares sold.................................           49, 764
     Receivable for dividends and interest, net of withholding taxes..........            21,335
     Unrealized appreciation on foreign forward currency contract.............            25,896
     Expense reimbursement due from Manager...................................            25,368
                Total Assets..................................................         9,384,440

LIABILITIES:
     Payable for capital stock shares purchased...............................            49,546
     Other accrued expenses...................................................           139,563

Total Liabilities.............................................................           189,109

NET ASSETS:
     Capital stock ( Class A shares-707 shares of capital stock outstanding,
       authorized 50,000,000, par value $0.10 each)...........................                71

     Capital stock ( Class B shares-706 shares of capital stock outstanding,
       authorized 50,000,000, par value $0.10 each)...........................                71
     Capital stock ( Class Z shares-856,742 shares of capital stock
       outstanding, authorized 50,000,000, par value $0.10 each)..............            85,674
     Paid-in capital..........................................................        12,197,049
     Accumulated net realized loss on investments and foreign
     currency transactions....................................................       (1,428,042)
     Unrealized net depreciation on investments and foreign exchange.......... .     (1,634,062)
     Accumulated net investment loss.......................................... .        (25,430)
              Net Assets......................................................       $ 9,195,331


                                                                                 Class A     Class B        Class Z
Net assets applicable to each Class.........................................     $ 7,568     $ 7,485      $ 9,180,278
Net asset value and redemption price per share outstanding..................     $ 10.70     $ 10.60      $     10.72
Maximum sales charge (5.75% of offering price)..............................        0.65        0.00             0.00
Maximum offering price per share outstanding................................     $ 11.35     $ 10.60      $     10.72

                                            See notes to financial statements.


                                      NOMURA PACIFIC BASIN FUND, INC.
                                           PACIFIC BASIN PORTFOLIO
                                           STATEMENT OF OPERATIONS
                                     FOR THE YEAR ENDED MARCH 31, 2001

INCOME:
Dividend income (less $12,018 withholding taxes).............         $  111,630
Interest income..............................................             45,966
           Total Income......................................                             $    157,596

EXPENSES:
Management fee...............................................            100,140
Transfer agency fee..........................................            131,005
Custodian fee................................................            103,935
Legal fees...................................................             85,860
Auditing and tax reporting fees..............................             40,005
Shareholder reports..........................................             45,005
Registration fees............................................             42,428
Directors' fees and expenses.................................             39,075
Insurance....................................................              1,806
Distribution fees (Class B)..................................                 82
Distribution fees (Class A)..................................                 29
Miscellaneous................................................              4,056
           Total Expenses....................................            593,423
           Expense reimbursement.............................          (369,958)
           Net Expenses......................................                                  223,465
NET INVESTMENT LOSS..........................................                                  (65,869)


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Realized gain/(loss) on investments and foreign currency transactions:
Net realized gain on investments......................................................       1,591,697
Net realized gain on foreign currency transactions....................................         186,447
Net realized gain on investments and foreign currency transactions....................       1,778,144
Change in unrealized depreciation on translation of investments, foreign
  currencies, other assets and liabilities denominated in foreign currencies..........      (1,867,172)
Change in net unrealized depreciation on investments..................................      (5,741,555)
Net realized and unrealized loss on investments and foreign currency transactions.....      (5,830,583)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................     ($5,896,452)

     See notes to financial statements.


                                                      NOMURA PACIFIC BASIN FUND, INC.
                                                          PACIFIC BASIN PORTFOLIO
                                                    STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          For the Year Ended
                                                                                                               March 31,
                                                                                                       2001                2000
                                                                                                       ----                ----
FROM INVESTMENT ACTIVITIES:
     Net investment loss........................................................                      ($65,869)         ($101,858)
     Net realized gain on investments...........................................                     1,591,697          1,394,119
     Net realized gain on foreign currency transactions.........................                       186,447            215,825
     Change in unrealized appreciation/(depreciation) on investments
       and foreign currencies...................................................                    (7,608,727)         4,596,043
     Increase/(decrease) in net assets derived from investment activities.......                    (5,896,452)         6,104,129

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from continuous offering (Class A)................................                            42             10,283
     Proceeds from continuous offering (Class B)................................                            -              10,283
     Proceeds from continuous offering (Class Z)................................                     6,210,950          5,910,712
     Cost of shares redeemed (Class A)..........................................                           (30)               -
     Cost of shares redeemed (Class B)..........................................                            -                 -
     Cost of shares redeemed (Class Z)..........................................                    (9,822,235)       (6,057,425)
     Increase/(decrease) in net assets derived from capital share
       transactions.............................................................                    (3,611,273)         (126,147)
     Net increase/(decrease) in net assets......................................                    (9,507,725)         5,977,982

NET ASSETS:
     Beginning of year..........................................................                    18,703,056         12,725,074
     End of year (including accumulated net investment loss of $25,430
       and $3,964, respectively)................................................                   $ 9,195,331        $18,703,056

SHARE ACTIVITY:                                                             March 31, 2001
                                                                            --------------
                                                                 Class A       Class B       Class Z
                                                                 -------       -------       --------
Shares offered on continuous offering........................        3            -            420,761
Shares redeemed during the year..............................       (2)           -           (655,838)
Net shares subscribed (redeemed) during the year.............        1            -           (235,077)
Shares outstanding at beginning of year......................      706           706         1,091,819
Shares outstanding at end of year............................      707           706           856,742
                                                                        Grand Total            858,155


SHARE ACTIVITY:                                                             March 31, 2001
                                                                            --------------
                                                                 Class A       Class B       Class Z
                                                                 -------       -------       -------
Shares offered on continuous offering........................      706           706           403,890
Shares redeemed during the year..............................        -            -            405,870
Net shares subscribed (redeemed) during the year.............      706           706            (1,980)
Shares outstanding at beginning of year......................        -            -          1,093,799
Shares outstanding at end of year............................      706           706         1,091,819
                                                                        Grand Total           1,093,231

          See notes to financial statements


                        NOMURA PACIFIC BASIN FUND, INC.
                            PACIFIC BASIN PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

   Nomura Pacific Basin Fund, Inc. (the "Corporation") is a series company currently offering one portfolio, the Pacific Basin Portfolio (the "Fund"). The investment objective of the Fund is to seek long-term capital appreciation by primarily investing in equity securities of corporations domiciled in Far Eastern or Western Pacific ("Pacific Basin") countries. The Corporation is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation was incorporated in Maryland on March 14, 1985. The Fund currently offers three classes of shares, Class A shares, whose distribution commenced August 2, 1999 are generally offered at net asset value plus an initial sales charge and bear certain expenses related to the shareholder services and distribution associated with such shares. Class B shares, whose distribution commenced August 2, 1999, are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. In addition, Class B shares bear certain expenses related to shareholder services and distribution associated with such shares and may be subject to lower shareholder services and distribution expenses when they are converted to Class A shares after eight years. Class Z shares are the original no load shares of the Fund, whose distribution commenced July 8, 1985. Class Z shares are not subject to either an initial sales charge or ongoing shareholder services and distribution expenses. Class Z shares are only available to existing shareholders of the Fund on July 31, 1999, current and retired Directors of the Fund and Directors and current and retired full time employees of Nomura Asset Management U.S.A. Inc. The following is a summary of significant accounting polcies followed by the Fund.

   (a) Valuation of Securities-Investments traded on the stock exchanges are valued at the last sale price on the primary exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

   (b) Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in the foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

   The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in foreign currencies at March 31, 2001 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of shortterm securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

   (c) Financial Instruments with Off-Balance Sheet Risk - At March 31, 2001, the Fund had outstanding one forward foreign currency exchange contract ("forward contract") in order to hedge against changes in the Japanese exchange rate. The forward contract involves elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying forward contracts. Risks may arise as a result of the potential inability of the counterparty to meet the terms of the contracts.

   (d) Security Transactions, Investment Income, Distributions to
Shareholders - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

   Dividends from net investment income and distributions from net realized gains, if any, are paid at least annually.

   Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary"), such accounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income or net realized gains.

   (e) Capital Account Reclassification-For the year ended March 31, 2001, the Fund's accumulated net investment loss and accumulated net realized loss were decreased by $44,403 and $47,546, respectively, with an offsetting decrease in paid in capital of $91,949. This adjustment was primarily the result of the reclassification of net foreign currency gains and losses, and a net operating loss.

   (f) Income Taxes - A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

   Under the applicable foreign tax laws, a withholding tax may be imposed on gross sales proceeds on the disposition of equity securities, interest, dividends and realized gains at various rates; such withholding taxes are reflected as a reduction of the related income or realized gain.

   (g) Use of Estimates in Financial Statement Preparation - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   (h) Concentration of Risk - A significant portion of the Fund's net assets consists of foreign securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, lesser liquidity and greater volatility, the foreign securities markets are less developed than the U.S. securities market and there is often substantially less publicly available information about foreign issuers than there is about U.S. issuers. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

2. MANAGEMENT AGREEMENT AND TRANS ACTIONS WITH AFFILIATED PERSONS

   Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), and Nomura Asset Management Singapore Limited ("NAM Singapore") to act as investment advisors for the Fund. On July 30, 1999, the Corporation terminated its Distribution Agreement with Nomura Securities International, Inc. and entered into a new Distribution Agreement with Funds Distributor, Inc.

   As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of .75 of 1 % of the Fund's average daily net assets. For services performed, NAM and NAM-Singapore receive a monthly fee from the Manager at the annual rates of .26125 of 1% and .0275 of 1%, respectively, of the average daily net assets of the Fund. Under the Management Agreement, the Fund accrued fees to the Manager of $100,140 for the year ended March 31, 2001 (see voluntary expense reimbursement arrangement as described below). For the year ended March 31, 2001, the Manager informed the Fund that no payments were made to NAM and NAM-Singapore, due to the voluntary expense reimbursement arrangement.

   The Manager has contractually agreed, through the end of the Fund's fiscal year on March 31, 2001, to limit the annual operating expenses (excluding taxes, brokerage fees and commissions and extraordinary charges such as litigation costs) of each of the Fund's classes as follows: Class A-1.90%, Class B-2.65% and Class Z-1.65% of average net assets. Under the reimbursement arrangement, the Fund has recorded expense reimbursement of $369,958 for the year ended March 31, 2001. This voluntary reimbursement arrangement may be terminated for subsequent fiscal years. Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd., the Manager's indirect parent, earned $369 in commissions on the execution of portfolio security transactions for the year ended March 31, 2001. The Fund pays fees to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $39,075 for the year ended March 31, 2001.

   Distribution fees - The Corporation on July 30, 1999 entered into a new Distribution Agreement with Funds Distributor, Inc. (the "Distributor"). The Corporation has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940.

      Pursuant to the Class A shares Plan, the Distributor receives a monthly fee, at the annual rate of 0.25% of the average aggregate net asset value of the Class A shares of the Fund outstanding during the month, which is an expense of the Class A shares for distribution or other service activities as designated by the Distributor.

   Pursuant to the Class B shares Plan, the Distributor receives a monthly distribution fee, which is an expense of Class B shares, at the annual rate of 0.75% of the average aggregate net asset value of the Class B shares of the Fund outstanding during the month. The Plan provides that Class B shares of the Fund also incur a service fee for ongoing shareholder servicing and account maintenance, which is an expense of Class B shares, at the annual rate of 0.25% of the average aggregate net asset value of Class B shares of the Fund outstanding during the month.

3. PURCHASES AND SALES OF INVESTMENTS

   Purchases and sales of investments for the year ended March 31, 2001, exclusive of investments in foreign currencies and short term securities, were $12,127,796 and $15,883,201, respectively.

   As of March 31, 2001, net unrealized depreciation on investments, exclusive of investments in foreign currencies and short-term securities, for Federal income tax purposes was $1,654,114, of which $668,057 related to appreciated securities and $2,322,171 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities, at March 31, 2001 for Federal income tax purposes was $9,909,156. In accordance with U.S. Treasury regulations, the Fund elected to defer $25,430 of net foreign currency losses and $145,637 of net realized capital losses arising after October 31, 2000. Such losses are treated for tax purposes as arising on April 1, 2001. The Fund has a capital loss carryforward as of March 31, 2001 of approximately $1,257,000 which expires March 31, 2007. The Fund utilized $1,996,410 of capital loss carryover in the current year.


                        NOMURA PACIFIC BASIN FUND, INC.
                            PACIFIC BASIN PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:

                                                                     Class Z shares
                                                               For the Year Ended March 31,
                                                      ----------------------------------------------
                                                       2001      2000      1999      1998      1997
                                                       ----      ----      ----      ----      ----
Net asset value, beginning of period:.............     $17.11    $11.63   $10.61    $13.76    $16.52
Income from investment operations:
  Net Investment loss+............................     (0.07)    (0.09)    (0.03)    (0.07)    (0.14)
  Net realized and unrealized gain (loss)
    on investments and foreign currencies+........     (6.32)     5.57      1.05     (3.01)    (0.87)
  Total from investment operations................     (6.39)     5.48      1.02     (3.08)    (1.01)

Distributions to shareholders from:
  Net investment income...........................         -        -        -       (0.04)    (0.28)
  Net realized capital gains......................         -        -        -       (0.03)    (1.47)
Total distributions...............................         -        -        -       (0.07)    (1.75)
Net asset value, end of period....................    $10.72    $17.11    $11.63    $10.61    $13.76
Total investment return...........................    (37.3%)    47.1%      9.6%    (22.4%)    (6.9%)

Ratio to average net assets/supplemental data:
Net assets, end of period (000)...................    $9,180   $18,679   $12,725   $13,736   $22,128
Operating expenses, net of
  reimbursement...................................      1.67%     1.89%     2.50%     2.49%     2.21
Total expenses....................................      3.89%     3.16%     3.35%     2.91%     2.21
Net investment loss...............................     (0.49%)   (0.62%)   (0.33%)   (0.55%)   (0.87%)
Portfolio turnover................................        98%       83%       48%       45%       62%

__________
+Based on average shares outstanding.


                                          NOMURA PACIFIC BASIN FUND, INC.
                                              PACIFIC BASIN PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:


                                                                                        August 2,1999 (commencement
                                                                                         of Class share offering)
                                                For the Year Ended March 31, 2001          through March 31 2000
                                                ---------------------------------       ---------------------------
                                                    Class A     Class B                   Class A          Class B
                                                    shares      shares                     shares           shares
                                                    -------     -------                   -------          -------

Net asset value, beginning of period:.............  $17.09      $17.04                    $13.95           $13.95
Income from investment operations:
  Net Investment loss+............................   (0.09)      (0.18)                    (0.05)           (0.14)
  Net realized and unrealized gain (loss)
   on investments and foreign currencies+.........   (6.30)      (6.26)                     3.19             3.23
  Total from investment operations................   (6.39)      (6.44)                     3.14             3.09

Distributions to shareholders from:
  Net investment income...........................      -           -                         -                -
  Net realized capital gains......................      -           -                         -                -
Total distributions

Net asset value, end of period....................  $10.70      $10.60                    $17.09           $17.04
Total investment return...........................  (37.4%)     (37.8%)                    22.5%            22.2%
Ratio to average net assets/supplemental data:
  Net assets, end of period (000).................      $8          $7                       $12              $12
  Operating expenses, net of
    reimbursement.................................   1.86%       2.51%                     1.80%*           2.27%*
  Total expenses.................................. 376.33%     377.72%                   368.73%*         367.31%*
  Net investment loss.............................  (0.68%)     (1.32%)                   (0.49%)*         (1.32%)*
  Portfolio turnover..............................     98%         98%                       83%              83%

__________
+Based on average shares outstanding.
*Annualized


BOARD OF DIRECTORS

William G. Barker, Jr.
Nobuo Katayama
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS

Nobuo Katayama, President
Keisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President
David G. Stoeffel, Vice President
John J. Boretti, Secretary and Treasurer
Rita Chopra, Assistant Treasurer

MANAGER

Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISERS

Nomura Asset Management Co., Ltd.
1-14, 2-chome, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

Nomura Asset Management Singapore Limited
6 Battery Road
Singapore 049909

DISTRIBUTOR

Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
FO. Box 8500
North Quincy, Massachusetts 02171-8500

COUNSEL
Sidley Austin Brown & Wood LLP
One World Trade Center
New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of The Americas
New York, New York 10036-2798

NOMURA PACIFIC BASIN FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

This Report, is not to be construed as an offering for the sale of shares of Pacific Basin Portfolio a series company of Nomura Pacific Basin Fund, Inc., or as a solicitation of an offer to buy any such shares, unless accompanied by an effective prospectus setting forth both details of the Fund and other material information.

NOMURA
Pacific Basin
Fund, Inc.

ANNUAL REPORT

MARCH 31, 2001

[GRAPHIC OMITTED]